Exhibit 10.1


AMENDMENT OF STOCK OPTION AGREEMENTS UNDER THE 1998 LONG
    TERM INCENTIVE PLAN TO ADD STOCK APPRECIATION RIGHTS


     AMENDMENT OF STOCK OPTION AGREEMENTS (this "SAR
Amendment") between AMR Corporation, a Delaware corporation
(the "Corporation"), and ______________________, employee
number 000000, an employee of the Corporation or one of its Subsidiaries or Affiliates (the "Optionee"), dated as of_____________________.


                    W I T N E S S E T H:


     WHEREAS, Optionee has previously been granted stock options, without a tandem stock appreciation right, under the AMR Corporation 1998 Long Term Incentive Plan (such plan, as may be amended from time to time, to be referenced the "1998 Plan");


     WHEREAS, Optionee may have also previously been granted stock options, without a tandem stock appreciation right, under the AMR Corporation 1988 Long Term Incentive Plan (such plan, as may be amended from time to time, to be referenced the "1988 Plan"), which options (if any) are now governed by the terms of the 1998 Plan;


     WHEREAS, the 1998 Plan permits the Compensation Committee or, in lieu thereof, the Board of Directors of the Corporation (the "Board") to provide for the grant of stock appreciation rights in connection with an option to purchase shares of the Corporation's Common Stock, $1 par value (the "Common Stock"), whether at or after the grant of such option;


     WHEREAS, the grant of a stock appreciation right entitles the grantee of an option a mechanism to receive the same economic value as would be conveyed upon exercise of a stock option;


     WHEREAS, the use of such stock appreciation rights allows a corporation to provide employees essentially the same economic benefit as an option exercise, but at the same time achieve a more effective and efficient use of the number of shares authorized by stockholders for issuance under the corporation's equity compensation plans; and


     WHEREAS, based on the foregoing, the Committee has determined that it is to the advantage and interest of the Corporation and its stockholders and its employees eligible for such awards to grant the stock appreciation rights provided for herein in tandem with the stock options previously granted to the Optionee.


     NOW, THEREFORE:


     1. Stock Appreciation Right Grant. The Corporation hereby grants to the Optionee, effective as of the date, and subject to the terms and conditions, of this SAR Amendment, a stock appreciation right (each, a "SAR") in respect of the number of shares of Common Stock that are, as of the date hereof, outstanding in respect of each stock option previously granted to the Optionee under the 1998 Plan and/or the 1988 Plan and outstanding on the date hereof
(each, an "Outstanding Option"). The SAR shall be exercisable at the same time as the corresponding portion of the corresponding Outstanding Option is exercisable in accordance with the agreement governing such Outstanding
Option.

     2. Restriction on Exercise. Notwithstanding any other provision hereof, no Outstanding Option nor any SAR shall be exercised if at such time such exercise or the delivery of certificates representing shares of Common Stock pursuant hereto shall constitute a violation of any rule of the Corporation, any provision of any applicable Federal or State statute, rule or regulation, or any rule or regulation of any securities exchange on which the Common Stock may be listed.

     3. Manner of Exercise. Each SAR may be exercised with respect to all or any part of the shares of Common Stock in respect of which the related Outstanding Option is exercisable. Any such exercise shall be effected pursuant to such procedures as may be adopted by the Corporation from time to time in its sole discretion; provided that, a corresponding portion of any SAR shall lapse to the extent that any portion of the related Outstanding Option is exercised, and a corresponding portion of the related Outstanding Option shall lapse to the extent that any portion of any SAR is exercised. For purposes of the foregoing sentence of this SAR Amendment, the corresponding portion of any SAR or the related Outstanding Option pertains to the number of shares of Stock as to which the related Outstanding Option or such SAR is being exercised, and not to the net number of shares of Stock being issued. Upon the exercise of any portion of any SAR, the Optionee shall be entitled to receive from the Corporation a number of shares of Stock equal in value to the product of

     (i)  the excess of


          (A) the Fair Market Value on the date of exercise of one share of Stock over

(B)  the exercise price with respect to a share of Common
Stock subject to related Outstanding Option in respect of which the SAR was granted and is being exercised, multiplied by

     (ii) the number of shares in respect of which the SAR is being exercised.


The number of shares to be issued upon the exercise of any portion of any SAR shall be calculated on the basis of the Fair Market Value of a share of Common Stock on the date of exercise, with any fractional share being payable in cash based on the Fair Market Value on the date of exercise. Notwithstanding the foregoing, the Committee may elect, at any time and from time to time, in lieu of issuing all or any portion of the shares of Stock otherwise issuable upon any exercise of any portion of any SAR, to pay the Optionee an amount in cash or other marketable property of a value equivalent to the aggregate Fair Market Value on the date of exercise of the number of shares of Stock that the Committee is electing to settle in cash or other marketable property. Subject to compliance by the Optionee with all the terms and conditions hereof, following exercise of any Outstanding Option or the SAR related thereto (other than in any circumstance where the SAR is being settled for a payment in cash), the Corporation or its agent shall promptly thereafter deliver to the Optionee a certificate or certificates for such shares with all requisite transfer stamps attached.


     4. Termination of Each SAR. Each SAR shall terminate and may no longer be exercised if (i) the Optionee ceases to be an employee of the Corporation or one of its Subsidiaries or Affiliates; or (ii) the Optionee becomes an employee of a Subsidiary that is not wholly owned, directly or indirectly, by the Corporation; or (iii) the Optionee takes a leave of absence without reinstatement rights, unless otherwise agreed in writing between the Corporation (or one of its Subsidiaries or Affiliates) and the Optionee; except that


          (a) If the Optionee's employment by the Corporation (or any Subsidiary or Affiliate) terminates by reason of death, the vesting of each SAR will be accelerated on the same terms and conditions as the related Outstanding Option, and such Outstanding Option and SAR will remain exercisable in accordance with the provisions of the agreement pertaining to the Outstanding Option until the expiration of such Outstanding Option;

          (b) If the Optionee's employment by the Corporation (or any Subsidiary or Affiliate) terminates by reason of Disability, each SAR will continue to vest on the same terms and conditions as apply to the related Outstanding Option, and such Outstanding Option and SAR may be exercised in accordance with the provisions of the agreement pertaining to the Outstanding Option until the expiration of such Outstanding Option; provided, however, that if the Optionee dies after such Disability, vesting of the related
     Outstanding Option and the corresponding SAR will be accelerated in accordance with the terms of the agreement governing the Outstanding Option, and each of the related
     Outstanding Option and the SAR will remain exercisable in accordance with the provisions hereof until the expiration of such Outstanding Option;

          (c) Subject to Section 7(c), if the Optionee's employment by the Corporation (or any Subsidiary or Affiliate) terminates by reason of Normal or Early Retirement, each SAR will continue to vest on the same terms and conditions as the related Outstanding Option, and such Outstanding Option and SAR may be exercised in accordance with the provisions of the agreement pertaining to the Outstanding Option until the expiration of such Outstanding Option; provided, however, that if the Optionee dies after Retirement vesting of the related Outstanding Option and the corresponding SAR will be accelerated in accordance with the terms of the agreement governing the Outstanding Option, and each of the related Outstanding Option and the SAR will remain exercisable in accordance with the provisions hereof until the expiration of such Outstanding Option;

          (d) If the Optionee's employment by the Corporation (or any Subsidiary or Affiliate) is involuntarily terminated by the Corporation or a Subsidiary or Affiliate (as the case may be) without Cause, each SAR may thereafter be exercised, to the extent the related Outstanding Option is exercisable at the time of termination, for a period of three months from the date of such termination of employment or until the stated term of such Outstanding Option, whichever period is shorter; and

          (e) In the event of a Change in Control or a Potential Change in Control of the Corporation, the vesting of each SAR will be accelerated on the same terms and conditions as the related Outstanding Option in accordance with the 1998 Plan, or its successor.

     5. Adjustments in Common Stock. In the event of a Stock dividend, Stock split, merger, consolidation, reorganization, recapitalization or other change in the corporate structure, the Board shall adjust the number of shares, class or classes of securities subject to each SAR and each Outstanding Option and the exercise price of each Outstanding Option (including to the extent used to determine the amount payable in respect of each SAR), in such manner as the Board shall determine to be necessary or appropriate to avoid any diminution or enlargement of the rights conveyed in respect of each Outstanding Option and each SAR by reason of the occurrence of any such transaction, distribution or other event.


     6.   Non-Transferability of SARs. Unless the Board or
Committee shall permit (on such terms and conditions as it shall establish), no SAR may be transferred except by will or the laws of descent and distribution to the extent provided herein. During the lifetime of the Optionee, each SAR may be exercised only by him or her (unless otherwise determined by the Board or the Committee).

     7.   Miscellaneous.

          (a) Except as otherwise expressly provided below or in accordance with the terms and conditions of the 1998 Plan, this SAR Amendment (i) shall be binding upon and inure to the benefit of any successor of the Corporation, (ii) shall be governed by the laws of the State of Texas, and any applicable laws of the United States, and (iii) may not be amended without the written consent of both the Corporation and the Optionee. No contract or right of employment shall be implied by this SAR Amendment.


          (b) If the related Outstanding Option and any SAR are assumed or a new stock option and stock appreciation right are substituted therefor in any corporate reorganization (including, but not limited to, any transaction of the type referred to in Section 424(a) of the Internal Revenue Code of 1986, as amended), employment by such assuming or substituting corporation or by a parent corporation or a subsidiary thereof shall be considered for all purposes of this SAR Amendment to be employment by the Corporation.


          (c) In the event the Optionee's employment is terminated by reason of Early or Normal Retirement and the Optionee subsequently is employed by a competitor of the Corporation, the Corporation reserves the right, upon notice to the Optionee, to declare the Outstanding Option and the SAR forfeited and of no further validity.

          (d) In consideration of the Optionee's privilege to participate in the 1998 Plan and to receive the grant of each Outstanding Option, the Optionee agreed (i) not to disclose any trade secrets of, or other confidential/restricted information of, American Airlines, Inc. ("American") or its Affiliates to any unauthorized party and (ii) not to make any unauthorized use of such trade secrets or confidential or restricted information during his or her employment with American or its Affiliates or after such employment is terminated, and (iii) not to solicit any then current employees of American or any other subsidiaries of the Corporation to join the Optionee at his or her new place of employment after his or her employment with American or its Affiliates is terminated. Nothing in this SAR Amendment shall be interpreted or construed to modify, limit or reduce in any way Optionee's obligations with respect to such covenants.

     8. Securities Law Requirements. The Corporation shall not be required to issue shares upon the exercise of any Outstanding Option or any SAR unless and until (a) such shares have been duly listed upon each stock exchange on which the Corporation's Stock is then registered and (b) a registration statement under the Securities Act of 1933 with respect to such shares is then effective. The Board or the Committee may require the Optionee to furnish to the Corporation, prior to the issuance of any shares of Stock in connection with the exercise of any Outstanding Option or any SAR, an agreement, in such form as the Board or the Committee may from time to time deem appropriate, in which the Optionee represents that the shares acquired by him upon such exercise are being acquired for investment and not with a view to the sale or distribution thereof.

     9. Outstanding Option and SAR Subject to 1998 Plan. The Outstanding Option and the SAR shall be subject to all the terms and provisions of the 1998 Plan and the Optionee shall abide by and be bound by all rules, regulations and determinations of the Board or Committee now or hereafter made in connection with the administration of the 1998 Plan. Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the 1998 Plan.

    10. American Jobs Creation Act. In addition to amendments permitted by Section 7(a) above, amendments to this SAR
Amendment and to any of the option agreements underlying each Outstanding Option may be made by the Corporation, without the Optionee's consent, in order to ensure compliance with the American Jobs Creation Act of 2004.
And, further, amendments may be made to the 1998 Plan to ensure such compliance, which amendments may impact this SAR
Amendment.

     IN WITNESS WHEREOF, the Corporation has executed this SAR Amendment as of the day and year first above written.


                              AMR Corporation






                                    By:________________
                                    Kenneth W. Wimberly
                                    Corporate Secretary